SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant  [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
[ X ]   Definitive Proxy Statement                Commission Only (as Permitted
[   ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]   Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12


-------------------------------------------------------------------------------

                              Echlin Inc.
           (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

                            SPX Corporation
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11:

      1)    Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

      3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11:

            ---------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

      5)    Total fee paid:

            ---------------------------------------------------------------




[   ] Fee paid previously with preliminary materials.
[   ] Check  box if any part of the fee is  offset  as  provided  by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing:

      1)    Amount Previously Paid:

            ---------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

      3)    Filing Party:

            ---------------------------------------------------------------

      4)    Date Filed:

            ---------------------------------------------------------------




                            SPX CORPORATION
                        Solicitation Statement
               to Call a Special Meeting of Shareholders
                                  of
                              ECHLIN INC.


     SPX Corporation, a Delaware corporation ("SPX"), is asking you to help it call a special meeting of shareholders (a "Special Meeting") of Echlin Inc., a Connecticut corporation (the "Company"), for the purpose of voting to remove the current members of the Board of Directors of the Company and replace them with SPX's nominees.


     On February 17, 1998, SPX delivered a letter to the Company containing a proposal for a strategic business combination of the Company with SPX (the "Proposed Business Combination"), in which shareholders of the Company would receive for each of their shares of common stock, par value $1.00, of the Company ("Shares") (together with the associated preferred stock purchase right (the "Rights")), the amount of $12.00 net in cash and 0.4796 share of SPX's common stock, par value $10.00 ("SPX Common Stock") (the "Consideration"). The SPX Common Stock component had a value of $36.00, and the total Consideration had a value of $48.00, based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of the public announcement of the Proposed Business Combination, and the SPX Common Stock component had a value of $36.12, and the total Consideration had a value of $48.12, based on the $75-5/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on March 5, 1998, the last trading date preceding the date of this Solicitation Statement. At the time the Proposed Business Combination is consummated, the transaction may have a market value that is greater or less than either of those two amounts depending upon the market price of a share of SPX Common Stock at such time. At a total value of $48.12, the Consideration represents a 24% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding February 17, 1998, the date of the public announcement of the Proposed Business Combination. Immediately following the consummation of the Proposed Business Combination and after giving effect to the issuance of the SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.


     SPX believes that the Proposed Business Combination would be advantageous to the shareholders of both companies. See "The Proposed Business Combination, the Exchange Offer and the Merger." The Company, however, in past meetings and correspondence with SPX, has consistently advised SPX that the Company and its Board of Directors have no interest in pursuing discussions with SPX.

     The Company has Rights outstanding, issued pursuant to a Rights Agreement dated as of June 30, 1989, between the Company and The Connecticut Bank and Trust Company, N.A., as rights agent (the "Rights Agreement"), which purports to prevent SPX from consummating the Proposed Business Combination without the approval of the Company's
Board of Directors. Likewise, Sections 840-845 of the Connecticut Business Corporation Act (the "Connecticut Business Act") governing business combinations (the "Business Combination Statutes") present certain obstacles to the consummation of the Proposed Business Combination absent Board approval. See "Reason to Call a Special Meeting."

     Consequently, SPX is asking its fellow shareholders to join SPX in executing written demands upon the Company that a special meeting be called and held ("Demands") in order to remove the entire Board of Directors of the Company and elect SPX's nominees to the Board in their place. SPX expects that if SPX's nominees are elected, they will act to facilitate the consummation of the Proposed Business Combination, subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Connecticut corporation as required by
Section 756 of the Connecticut Business Act. In particular, the provisions of Section 756(d) of the Connecticut Business Act require directors of a Connecticut corporation, when considering a business combination such as a plan of merger or share exchange, to consider the interests of constituencies other than shareholders, including creditors, customers, suppliers, employees and the communities in which any office or other facility of the corporation is located. SPX's three nominees who are also executive officers of SPX, if elected to the Company's Board of Directors, may find themselves faced with a potential conflict of interest due to their current positions with SPX. If that occurs, such directors will act in compliance with law, including the aforementioned provisions of the Connecticut Business Act and the provisions of the Connecticut Business Act relating to directors' conflicting interest transactions.

     Under applicable law, the Special Meeting must be held if holders of outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting demand in writing that a special meeting of shareholders be held. According to a shareholder list provided to SPX by the Company, as of February 17, 1998, the Company had 63,248,939 Shares outstanding. SPX owns 1,150,150 Shares, or approximately 1.82% of the outstanding Shares.


     This Solicitation Statement and the GOLD DEMAND CARD are first being mailed or furnished to the Company's shareholders on or about March 6, 1998.


     AT THIS TIME SPX IS SOLICITING YOUR WRITTEN DEMAND THAT A SPECIAL MEETING OF SHAREHOLDERS BE CALLED AND HELD. SPX IS NOT SOLICITING YOUR PROXY TO VOTE ON THE REMOVAL OF THE EXISTING DIRECTORS OR THE ELECTION OF SPX'S NOMINEES IN THEIR PLACE. ONCE THE SPECIAL MEETING HAS BEEN CALLED, YOU WILL BE SENT SEPARATE PROXY MATERIALS URGING YOU TO TAKE SUCH ACTION. THOSE PROXY MATERIALS WILL CONTAIN SIGNIFICANTLY MORE DETAILED INFORMATION CONCERNING THE PROPOSED BUSINESS COMBINATION, INCLUDING RELEVANT PRO FORMA FINANCIAL INFORMATION.

     IMPORTANT NOTE: If you hold your shares in the name of one or more brokerage firms, banks or nominees, only they can exercise the right with respect to your Shares to make a written demand that the Special Meeting be called and held, and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly sign and date the GOLD DEMAND CARD and mail it in the envelope provided by your broker, bank, or nominee so that they can exercise the right to make a Demand on your behalf.

     A registration statement relating to the securities of SPX to be issued in connection with the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Solicitation Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                                SUMMARY
                                -------

     The information below is qualified in its entirety by the more detailed information appearing elsewhere in this Solicitation Statement, including any documents incorporated in this Solicitation Statement by reference. SPX urges you to read this entire Solicitation Statement carefully. Certain capitalized terms used in this Summary are defined elsewhere in this Solicitation Statement. The information below and elsewhere in this Solicitation Statement includes forward-looking statements, including all statements about the operations and expected benefits of the Proposed Business Combination, and is subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.


SPX.

     SPX is a global provider of Vehicle Service Solutions to franchised dealers of motor vehicle manufacturers and independent service locations, Service Support to vehicle manufacturers, and Vehicle Components to the worldwide motor vehicle industry. SPX is comprised of two business segments. The Service Solutions segment includes operations that primarily design, manufacture and market a wide range of specialty service tools, equipment and services to the global motor vehicle industry. Major customers are franchised dealers of motor vehicle manufacturers, aftermarket vehicle service facilities and independent distributors. Vehicle Components includes operations that primarily design, manufacture and market transmission and steering components for light and heavy duty vehicle markets, principally in North America and Europe. Major customers of this segment include vehicle manufacturers, other component manufacturers and the aftermarket. SPX's corporate headquarters is located at 700 Terrace Point Drive, Muskegon, MI 49443-3301, telephone number (616) 724-5000.


     SPX Common Stock trades on the New York Stock Exchange and the Pacific Stock Exchange under the symbol "SPW." On March 5, 1998, the last trading day before the date of this Solicitation Statement, the closing price of a share of SPX Common Stock was $75-5/16.



The Proposed Business Combination.


     SPX has proposed to enter into the Proposed Business Combination with the Company pursuant to which the shareholders of the Company would receive for each Share (together with the associated Right) the Consideration in the amount of $12.00 net in cash and 0.4796 share of SPX Common Stock. The Consideration had a total value of $48.00, based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of the public announcement of the Proposed Business Combination, and a total value of $48.12, based on the $75-5/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on March 5, 1998, the last trading date preceding the date of this Solicitation Statement. At the time the Proposed Business Combination is consummated, the transaction may have a market value that is greater or less than either of those two amounts depending upon the market price of a share of SPX Common Stock at such time. At a total value of $48.12, the Consideration represents a 24% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding February 17, 1998, the date of the public announcement of the Proposed Business Combination. Immediately following the consummation of the Proposed Business
Combination and after giving effect to the issuance of SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.


     At  present,  it  is  contemplated  that  the  Proposed  Business
Combination would be effected by means of (i) an exchange offer in which SPX is offering to pay the Consideration in exchange for each Share (together with the associated Right) validly tendered and not properly withdrawn (the "Exchange Offer"), and (ii) a subsequent merger of a subsidiary of SPX into the Company (the "Merger") in which each Share (together with the associated Right) not purchased in the Exchange Offer would be converted into the right to receive the Consideration. The transaction would be taxable to exchanging shareholders. The Exchange Offer is conditioned upon, among other things, the amendment by the Company of the Rights Agreement to render it inapplicable to the Proposed Business Combination, the Exchange Offer and the Merger, and the inapplicability of the restrictions contained in the Business Combination Statutes to the Proposed Business Combination, the Exchange Offer and the Merger. The Merger would be conditioned, among other things, on the consummation of the Exchange Offer. See "The Proposed Business Combination, the Exchange Offer and the Merger." SPX has filed exchange offer materials with the Securities and Exchange Commission and will commence the Exchange Offer as soon as the registration statement included in those materials has become effective. With its letter to the Board of
Directors of the Company setting forth the Proposed Business Combination, SPX delivered a proposed merger agreement to the Company in contemplation of arriving at a negotiated transaction. That agreement provides for a single-step "cash election" merger of the Company into a subsidiary of SPX in which each outstanding Share would be converted into the right to receive the Consideration (with shareholders able, instead, to elect to receive all cash, in the amount of $48.00 per Share, or all stock, in the amount of 0.6395 share of SPX Common Stock per Share, subject to proration) in a partially tax-free reorganization.


The Merits of the Proposed Business Combination.

     In SPX's letters to the Company, SPX set forth various benefits of the Proposed Business Combination to the shareholders, customers, suppliers, and employees of the Company and to the constituencies of both companies. See "Background."


Demand for a Special Meeting.

     SPX is asking the Company's shareholders to demand a Special Meeting for the following purposes: (i) to repeal any provision of the Company's By-Laws or amendment to the Company's By-Laws adopted by the Board of Directors of the Company or any Committee thereof at any time after April 3, 1997 (the date of the last set of By-Laws publicly filed by the Company) and before the effectiveness of the last of the proposals to be voted on at the Special Meeting; (ii) to vote upon a proposal to remove all of the members of the Board of Directors of the Company; (iii) to vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five; and
(iv) to elect SPX's five nominees to the Board of Directors of the Company.


Reasons for the Demand.

     Despite repeated urgings by SPX to the Chief Executive Officer of the Company and then directly to the Board of Directors of the Company, the Company has steadfastly turned down requests by SPX to meet with and make a presentation to the Company's Board of Directors to discuss any and all aspects of a proposed business combination. The Company has informed SPX that it and its Board of Directors have no interest in pursuing a business combination.

     In its  February  17,  1998  letter  to the  Company's  Board  of
Directors, SPX reaffirmed its desire to enter into a negotiated transaction with, rather than to effect a unilateral acquisition of, the Company. However, if the Company's Board of Directors remains adamant in its refusal to enter into discussions with SPX, the only way that the Proposed Business Combination can proceed is for the present members of the Board of Directors of the Company to be removed and SPX's nominees to be elected in their place. See "Reason to Call a Special Meeting." SPX expects that SPX's nominees, if elected as the new Board of Directors, will act to facilitate the consummation of the Proposed Business Combination, subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Connecticut corporation as required by Section 756 of the Connecticut Business Act.


Proposed Shareholder Action.

     SPX's Exchange Offer to the Company's shareholders and the merger proposal to the Company are conditioned upon, and will not be effected without, certain action being taken by the Company's Board of Directors. If the current Board of Directors persists in its position that it will not enter into a negotiated transaction with SPX, the only way that SPX's Proposed Business Combination can be effected is for the existing Board to be replaced with SPX's nominees.

     Under applicable law, holders of outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting have the right to demand that a Special Meeting be held. By signing and sending the GOLD DEMAND CARD you are merely demanding that a Special Meeting be called and held. Signing and sending the GOLD DEMAND CARD will NOT give SPX the right to vote your Shares at the Special Meeting.

     SPX is not asking in this solicitation that the Company's shareholders remove the existing Board and replace it with its nominees. Thus, the current Board members may still reverse their position and determine to enter into discussions with the Company for a negotiated transaction. HOWEVER, THE FAILURE TO SIGN AND RETURN THE GOLD DEMAND CARD WILL HAVE THE SAME EFFECT AS OPPOSING THE CALL OF A SPECIAL MEETING, IN WHICH EVENT THE PROPOSED BUSINESS COMBINATION WILL NOT BE ABLE TO PROCEED.


Timing; Assistance.


     We ask that you sign and date the GOLD DEMAND CARD and mail it in the enclosed envelope as soon as possible and, preferably, before March 31, 1998. If you have any questions or need assistance, please call D.F. King & Co., Inc. at (212) 269-5550 (collect) or (800) 758-5378 (toll free).



                      PURPOSE OF THE SOLICITATION
                      ---------------------------

     SPX is soliciting Demands for the Company to call and hold a Special Meeting. SPX has made a proposal for a business combination with the Company, which SPX believes would provide exceptional value to the Company's shareholders. See "The Proposed Business Combination, the Exchange Offer and the Merger." The Proposed Business Combination, the Exchange Offer and the Merger are conditioned upon, among other things, the Board of Directors of the Company amending the Rights Agreement so as to render it inapplicable to the Proposed Business Combination, the Exchange Offer and the Merger, and the Board taking such other action as may be necessary so that the restrictions contained in the Business Combination Statutes are not applicable thereto. See "Reason to Call a Special Meeting" and "The Proposed Business Combination, the Exchange Offer and the Merger." The Company has advised SPX that the Company and its Board have no interest in pursuing discussions with SPX. Accordingly, if the Proposed Business Combination is to proceed, the present members of the Company's Board of Directors will have to be removed and new directors elected in their place who will take all action necessary to facilitate the consummation of the Proposed Business Combination, the Exchange Offer and the Merger, subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Connecticut corporation as required in
Section 756 of the Connecticut Business Act.

     The purpose of this Solicitation Statement is to solicit Demands from the shareholders of the Company holding outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting, demanding that the Company call and hold a Special Meeting. According to a shareholder list provided to SPX by the Company, as of February 17, 1998, there were 63,248,939 Shares outstanding; based on that number, Demands from holders of an aggregate of 22,137,129 Shares would be required. SPX owns 1,150,150 Shares or 1.82% of the outstanding Shares.


     If SPX is successful in this solicitation, the Company will be required to call and hold a Special Meeting at which the shareholders will be asked (i) to repeal any provision of the Company's By-Laws or amendment to the Company's By-Laws adopted by the Board of Directors of the Company or any Committee thereof at any time after April 3, 1997 (the date of the last set of By-Laws publicly filed by the Company) and before the effectiveness of the last of the proposals to be voted on at the Special Meeting (the "By-Law Repeal Proposal");
(ii) to vote upon a proposal to remove all of the members of the Board of Directors of the Company (the "Proposal to Remove the Directors");
(iii) to vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five (the "Proposal to Amend the By-Laws of the Company"); and (iv) to elect SPX's five nominees (the "SPX Nominees") to the Board of Directors of the Company.



                              BACKGROUND
                              ----------

     In February 1997, John B. Blystone, Chairman and Chief Executive Officer of SPX, met with Trevor O. Jones, then Chairman and interim President and Chief Executive Officer of the Company, to propose that the two companies explore a business combination. Mr. Jones did not follow up on this meeting. In November 1997, Mr. Blystone met for several hours with Larry W. McCurdy, who had succeeded Mr. Jones as President and Chief Executive Officer, to discuss a strategic merger between the two companies, and on November 24, 1997, Patrick J. O'Leary, SPX's Vice President - Finance and Chief Financial Officer, met with Robert F. Tobey, the Company's Vice President - Corporate Development. These discussions were not fruitful, and SPX was advised that the Company had no interest in being acquired by SPX.

     On December 12, 1997, Mr. Blystone wrote a letter to Mr. McCurdy setting out the strategic rationale of a business combination of the two companies and the benefits to the Company's shareholders of the transaction. Although the letter stated that SPX anticipated a price in the $40's range, Mr. Blystone advised Mr. McCurdy that SPX would be willing to revise its thinking if the Company could identify greater value in the transaction. Mr. Blystone, in his letter, further suggested that the letter be shared with the Company's Board of Directors and offered to meet with and make a presentation to the Board about any and all aspects of the proposed transaction.

     On December 17, 1997, Mr. Blystone received a letter from Mr. McCurdy stating that Mr. McCurdy had shared Mr. Blystone's views with the Company's Board of Directors, and that the Company's and the Board's position remained that the Company had no interest in further discussions with SPX.

     On December 18, 1997, Mr. Blystone sent a letter to each member of the Company's Board enclosing a copy of his December 12 letter and reiterating the merits of a strategic combination. Mr. Blystone once again offered to meet personally with and make a presentation to the Company's Board of Directors.

     On December 23, 1997, Mr. Blystone received a letter from Mr. McCurdy advising that the Company's Board of Directors was of the unanimous view that the Company did not have an interest in pursuing discussions with SPX.

     On January 6, 1998, SPX notified the Company that it was that day filing a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act") seeking to acquire up to 100% of the voting securities of the Company (the "HSR Filing").

     On January 8, 1998, Mr. McCurdy wrote to Mr. Blystone acknowledging receipt of notice of the HSR Filing and advising SPX that the Company and its advisors stood ready to aggressively defend its shareholders' interests.

     On February 17, 1998, SPX sent the Board of Directors of the Company a letter setting forth the Proposed Business Combination and its merits and reaffirming its desire to enter into a negotiated transaction.

     On the same day, SPX filed with the Securities and Exchange Commission Exchange Offer materials and preliminary solicitation materials to solicit Demands that a Special Meeting be called and held.


                   REASON TO CALL A SPECIAL MEETING
                   --------------------------------

     The reason to demand that a Special Meeting be called and held is simple. Unless the Board of Directors of the Company takes action to remove certain obstacles, described below, to the Proposed Business Combination, the Proposed Business Combination, the Exchange Offer and the Merger will not proceed. Thus far, the present Board of Directors of the Company has indicated that it has no interest in pursuing discussions with SPX.

     Rights Agreement. Under the Rights Agreement, if SPX were to acquire beneficial ownership of 20% or more of the Shares, unless the Rights are redeemed or invalidated or are otherwise inapplicable to the Proposed Business Combination, each holder of record of a Right (other than SPX) would, upon exercise of the Right, have the right to purchase, at the exercise price of the Right, Shares having a value at the time equal to twice the exercise price. As a result, the Rights could make SPX's acquisition of the Company prohibitively expensive by severely diluting SPX's equity interest and voting power.

     The Rights Agreement provides that the Board of Directors may redeem the Rights at any time prior to a person becoming an "Acquiring Person." An Acquiring Person generally means a person who, together with his or her Affiliates and Associates (each term as defined in the Rights Agreement), beneficially owns 20% or more of the Shares outstanding, subject to certain exceptions. Once a person has become an Acquiring Person the Board of Directors may only redeem the Rights if there are "Continuing Directors" in office and a majority of such "Continuing Directors" concur in authorizing redemption of the Rights. A "Continuing Director" means a director, while a member of the Board, who either (A) was a member of the Board prior to an Acquiring Person becoming such or (B) subsequently became a member of the Board, is not an Acquiring Person or its Affiliate or Associate, representative or nominee, and whose nomination for election or election to the Board was recommended or approved by a majority of the Continuing Directors. In any event, the Board of Directors may not redeem the Rights after the tenth day following the day on which a person has become an Acquiring Person.


     The Board of Directors may amend the Rights Agreement prior to the earlier of (i) the first date a public announcement is made that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or such later date as the Board may determine prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which would result in a person becoming an Acquiring Person). Neither of those events has yet occurred. The commencement of the Exchange Offer will result in the Board of Directors of the Company no longer being able to amend the Rights Agreement after the end of the ten business day period unless the Board of Directors takes action to extend such period.


     If elected to the Board of Directors of the Company, the SPX Nominees intend to amend the Rights Agreement so that the Rights Agreement will not be applicable to the Proposed Business Combination, the Exchange Offer or the Merger, or, if the Rights Agreement can no longer be amended, to cause the redemption of the Rights, in each case subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Connecticut corporation as required in Section 756 of the Connecticut Business Act.

     Business Combination Statutes. Pursuant to Section 844 of the Business Combination Statutes, a corporation may not engage in any business combination with an "Interested Shareholder" (defined as the beneficial owner of 10% or more of the voting power of a company) for five years following the date on which the Interested Shareholder became such (the "Stock Acquisition Date") unless the acquisition which resulted in the Interested Shareholder becoming such (the "10% Acquisition"), or the business combination, is approved by the board of directors and by a majority of the non-employee directors, of which there shall be at least two, before the date of the 10% Acquisition.

     Pursuant to Sections 841 and 842 of the Business Combination Statutes, any business combination with an Interested Shareholder that was not approved by the board of directors prior to the 10% Acquisition must be approved by the board of directors, 80% of the voting power and two-thirds of the voting power not controlled by the Interested Shareholder or meet certain conditions regarding minimum price and type of consideration.


     On March 4, 1998, Raised Bill No. 5695 was introduced into the Connecticut House of Representatives, which, if enacted, would (i) amend the Connecticut Business Act to restrict the ability of shareholders of a public company to remove directors, (ii) amend
Section 844 of the Business Combination Statutes to require the approval of a majority of "continuing directors," rather than the approval of the board of directors, and (iii) amend Section 842 of the Business Combination Statutes to provide that the failure to obtain approval of a majority of "continuing directors", rather than the failure to obtain the approval of the board of directors, would trigger the requirements of Section 842 discussed above.


     If elected to the Board of Directors of the Company, the SPX Nominees intend to approve the Proposed Business Combination, the Exchange Offer and the Merger or seek to take such other action so that the restrictions contained in the Business Combination Statutes will not be applicable thereto, subject to their fiduciary duties as
directors  of  the  Company  and  the  general   statutory   standards
applicable to any person serving as a director of a Connecticut corporation as required in Section 756 of the Connecticut Business Act.


     Shareholders of the Company are urged to execute the GOLD DEMAND CARD to demand that the Special Meeting be called and held. Making a Demand and causing the Special Meeting to be called and held is not a vote at the Special Meeting or a vote in favor of the Proposed Business Combination. Shareholders will have the opportunity to vote on the Proposal to Remove the Directors and the election of the SPX Nominees at the Special Meeting. Moreover, shareholders will be able to elect whether or not to tender their Shares into the Exchange Offer; execution of a Demand does not constitute a tender of the shareholder's Shares or obligate the shareholder to tender his or her Shares in the Exchange Offer. However, the failure to obtain Demands from holders of the requisite 35% of the outstanding Shares to call the Special Meeting is a dispositive vote against the Proposed Business Combination because without the Special Meeting, the shareholders will not be able to override the Board's refusal to negotiate with SPX and enter into the Proposed Business Combination. THE FAILURE TO SIGN, DATE AND MAIL A GOLD DEMAND CARD HAS THE SAME EFFECT AS OPPOSING THE DEMAND FOR A SPECIAL MEETING TO BE CALLED AND HELD.



                  THE PROPOSED BUSINESS COMBINATION,
                  THE EXCHANGE OFFER AND THE MERGER
                  ---------------------------------


     By letter dated February 17, 1997 to the Company's Board of Directors, SPX has proposed a business combination with the Company. In the Proposed Business Combination, shareholders of the Company would receive for each of their Shares (together with the associated Right) Consideration in the amount of $12.00 net in cash and 0.4796 share of SPX Common Stock, for a total value of $48.00 based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of the public announcement of the Proposed Business Combination, and a total value of $48.12 based on the $75-5/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on March 5, 1998, the last trading date preceding the date of this Solicitation Statement. At the time the Proposed Business Combination is consummated, the transaction may have a market value that is greater or less than either of those two amounts depending upon the market price of a share of SPX Common Stock at such time. At a total value of $48.12, the Consideration represents a 24% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding February 17, 1998, the date of the public announcement of the Proposed Business Combination. Immediately following the consummation of the Proposed Business Combination and after giving effect to the issuance of the SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.


     The Proposed  Business  Combination would be effected by means of
(i) the Exchange Offer, in which SPX is offering to pay the Consideration in exchange for each Share (together with the associated Right) validly tendered and not withdrawn, and (ii) the Merger, in which each Share (together with the associated Right) not purchased in the Exchange Offer would be converted into the right to receive the Consideration.

     SPX has today filed Exchange Offer materials with the Securities and Exchange Commission and intends to make the Exchange Offer as soon as its registration statement has been declared effective by the Securities and Exchange Commission.

     The Exchange Offer will be conditioned, among other things, upon the following:

     The Minimum Condition. The number of Shares validly tendered and not withdrawn before the expiration date of the Exchange Offer, together with the Shares owned by SPX and its affiliates as of such time, must represent at least 66-2/3% of the Shares outstanding on a fully diluted basis (the "Minimum Condition"). According to a shareholder list provided to SPX by the Company, as of February 17, 1998, there were 63,248,939 Shares outstanding. Based on publicly available information, as of December 31, 1997, options to acquire 2,044,284 Shares were also outstanding. SPX owns 1,150,150 Shares. See
Schedule II. For purposes of the Exchange Offer, "fully-diluted basis" assumes that all outstanding stock options are presently exercisable and exercised.

     Based on the foregoing and assuming no additional Shares have been or will be issued after February 17, 1998 (other than Shares issued pursuant to the exercise of the stock options referred to above), and no options, warrants or rights exercisable for, or securities convertible into, Shares have been or will be issued after December 31, 1997, the Minimum Condition would be satisfied if at least 42,378,666 Shares were validly tendered into and not withdrawn from the Exchange Offer.

     The Rights Condition. SPX must be satisfied, in its sole discretion, that a Distribution Date has not occurred under the Rights Agreement, and that the Rights have been invalidated or are otherwise inapplicable to the Exchange Offer and the Merger (the "Rights Condition"). See "Reason to Call a Special Meeting - Rights Agreement."

     The Business Combination Statutes Condition. SPX must be satisfied, in its sole discretion, that the restrictions contained in the Business Combination Statutes will not apply to the Proposed Business Combination, the Exchange Offer, the Merger or any other business combination to which SPX and the Company are directly or indirectly parties (the "Business Combination Condition").

     The Business Combination Condition may be satisfied if the Board of Directors of the Company duly approved the Exchange Offer and the Merger prior to consummation of the Exchange Offer, or if SPX, in its sole discretion, were satisfied that the Business Combination Statutes were invalid or their restrictions were otherwise inapplicable to SPX in connection with the Exchange Offer and the Merger for any reason, including, without limitation, those specified in the Business Combination Statutes.

     Financing Condition. SPX must have obtained, on terms satisfactory to it in its sole discretion, sufficient financing to enable the Exchange Offer and the Merger to be consummated. SPX estimates that the total amount of financing that will be required to pay the cash component of the Consideration in the Proposed Business Combination, to refinance outstanding debt of SPX and of the Company, to pay fees and expenses related to the Proposed Business Combination and to provide working capital will be approximately $2.4 billion. SPX has received a "highly confident" letter from Canadian Imperial Bank of Commerce and its affiliate CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), dated February 13, 1998, in which the two entities state that they are highly confident of their ability to raise the financing in the credit markets in an amount sufficient to consummate the acquisition of the Company, refinance existing debt of SPX and the Company, pay fees and expenses related to the Proposed Business Combination and provide working capital. SPX has not had access to, and therefore has not been able to review, any of the documents governing any indebtedness of the Company. Some or all of these documents may contain provisions for acceleration of the Company's indebtedness upon a change in control of the Company. In determining the amount of financing necessary to effect the Proposed Business Combination and in arranging for receipt of the "highly confident" letter with respect thereto, SPX has assumed that all of the indebtedness of the Company would need to be refinanced.

     SPX Stockholder Approval Condition. Pursuant to the rules promulgated by the New York Stock Exchange, approval by stockholders of SPX is required prior to the issuance of additional shares of SPX Common Stock if the number of shares to be issued is or will be equal to 20% or more of the number of shares of SPX Common Stock outstanding before the issuance of the additional shares. Since the number of shares of SPX Common Stock that would be required to be issued in the Exchange Offer exceeds such 20%, consummation of the Exchange Offer will be conditioned upon receipt of the requisite approval by SPX's stockholders of the issuance of the shares of SPX Common Stock in the Exchange Offer and the Merger (the "SPX Stockholder Approval Condition"). Under the rules of the New York Stock Exchange, assuming there is a quorum present at the stockholders meeting at which the matter is being considered (consisting of over 50% of the stock issued and outstanding and entitled to be voted at the stockholders meeting), the issuance of the additional shares must be approved by a majority of the votes entitled to be cast by the holders of SPX Common Stock that are present or represented by proxy at the stockholders meeting. SPX has not commenced a solicitation of its stockholders to approve the issuance of the shares in the Exchange Offer and the Merger and does not intend to do so at least until the required number of Demands have been received to call the Special Meeting.

     The timing of the consummation of the Exchange Offer and the Merger will depend on a variety of factors and legal requirements, the actions of the Board of Directors of the Company, and whether the Minimum Condition, the Rights Condition, the Business Combination Statutes Condition, the Financing Condition and the SPX Stockholder
Approval Condition are satisfied or (if permissible) waived. On January 6, 1998, SPX made its HSR Filing under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. on February 5, 1998. Accordingly, satisfaction of the premerger notification and waiting period requirements of the HSR Act is not a condition of either the Exchange Offer or the Merger.

     SPX reserves the right to amend the terms of the Exchange Offer and/or the Merger (including amending the number of Shares to be purchased in the Exchange Offer, the nature or amount of the
Consideration to be paid in the Exchange Offer and/or in the Merger, and the surviving entity in the Merger) at any time, including upon entering into a merger agreement with the Company. SPX further reserves the right to negotiate and enter into a merger agreement with the Company (and has delivered a draft of such a merger agreement with its February 17, 1998 letter to the Board of Directors (See "Background")) pursuant to which there would be no Exchange Offer but rather a "single-step" merger in which the Shares would be converted into the right to receive the Consideration, or all cash, in the amount of $48.00 per Share, or all stock, in the amount of 0.6395 share of SPX Common Stock per Share, subject to proration, or cash and SPX Common Stock in such other amounts as are negotiated between SPX and the Company; provided that SPX does not presently intend to reduce the aggregate amount of the consideration to be paid in respect of the Shares from the amount of the Consideration proposed to be paid in the Exchange Offer and the Merger, although the taking of certain actions by the Company's current Board of Directors, such as an extraordinary dividend, might lead SPX to reduce the amount of consideration to be paid. SPX has repeatedly stated to the Company's Board and management, including in its February 17, 1998 letter to the Board, that if the Company is able to substantiate more value in the Company, SPX is prepared to recognize such additional value in the context of a negotiated transaction.

     A registration statement relating to the shares of SPX Common Stock to be issued in connection with the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Solicitation Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


     In the February 17, 1998 press release announcing the Proposed Business Combination and in certain slides utilized by SPX regarding the Proposed Business Combination, copies of which were filed as supplemental materials to the Preliminary Solicitation Materials of SPX, certain cautions were given regarding the forward-looking statements contained therein. To the extent these materials are deemed issued in connection with the proposed Exchange Offer, it should be noted that the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to tender or exchange offers.



                       SPECIAL MEETING PROPOSALS
                       -------------------------

     If SPX is successful in its solicitation of Demands and a Special Meeting is called and held, the following matters will be proposed for action by the shareholders at the Special Meeting:

     Repeal of By-Laws Adopted Subsequent to April 3, 1997. The By-Law Repeal Proposal is designed to prevent the Board of Directors of the Company or a Committee thereof from taking actions, by means of amending the Company's By-Laws, to attempt to nullify the actions to be voted on by the shareholders at the Special Meeting or to create obstacles to the consummation of the Proposed Business Combination, the Exchange Offer and the Merger. According to publicly available information, the most recent version of the Company's By-Laws was adopted on April 3, 1997 and no amendments subsequent to that date have been publicly disclosed. If the Board of Directors of the Company or any Committee thereof has adopted since April 3, 1997, or adopts prior to the effectiveness of the proposals that are to be voted on at the Special Meeting, any amendment to the Company's By-Laws, this proposal would repeal such amendment. The purpose of this amendment is to remove any existing undisclosed obstacles, and to prevent the Board or any Committee thereof from creating new obstacles, to the consummation of the Proposed Business Consummation, the Exchange Offer and the Merger. Assuming there is a quorum (consisting of a majority of the votes entitled to be cast on the matter (a "Quorum")) at the Special Meeting, the By-Law Repeal Proposal will be adopted, and the By-Laws and By-Law amendments covered thereby will be repealed, if the number of votes cast in favor of adopting the proposal exceeds the number of votes cast against such proposal.


     Removal of Directors of the Company. Unless the Board of Directors of the Company takes action to remove certain obstacles, the Proposed Business Combination, the Exchange Offer and the Merger will not proceed. Thus far, the current Board has shown no interest in negotiating with SPX. Accordingly, SPX will propose that all of the members of the Board (currently consisting of John F. Creamer, Richard
E. Dauch, Milton P. DeVane, John E. Echlin, Jr., Donald C. Jensen, Trevor O. Jones, Larry W. McCurdy, William P. Nussbaum, and Jerome G. Rivard) be removed from office. Under the Connecticut Business Act, assuming there is a Quorum at the Special Meeting, any director may be removed if the number of votes cast in favor of removing the director exceeds the number of votes cast against removal.


     Amendment of the By-Laws of the Company. The Company's By-Laws currently provide that the Board shall consist of not less than three members and not more than 12 members, with the exact number of directors to be determined from time to time by a resolution of the Board. According to publicly available information, the Company currently has nine directors. At the Special Meeting, SPX will propose that the By-Laws of the Company be amended to fix the number of directors of the Company at five by replacing the first sentence of
Article II, Section 1, which currently provides that

     "The Board of Directors shall consist of not less than three nor more than twelve members, the number to be as the directors shall from time to time direct.",

with the following sentence:

     "The Board of Directors of the Corporation shall consist of five members."

Assuming there is a Quorum at the Special Meeting, the By-Laws will be amended if the number of votes cast in favor of amending the By-Laws exceeds the number of votes cast against the amendment.

     Election of SPX Nominees as Directors. SPX will propose at the Special Meeting that the shareholders of the Company elect the following persons, all of whom are nominees of SPX, to the Board of Directors of the Company: Alan Schwartz, Sterling Professor of Yale University Law School; James K. Ashford, a retired senior Tenneco automotive executive; John B. Blystone, Chairman, President and Chief Executive Officer of SPX; Patrick J. O'Leary, Chief Financial Officer of SPX; and Christopher J. Kearney, Vice President, Secretary and General Counsel of SPX. If the SPX Nominees are elected, SPX anticipates that the SPX Nominees will act to facilitate the consummation of the Proposed Business Combination, including the actions with respect to the Rights Agreement and Business Combination Statutes discussed above (see "Reason to Call a Special Meeting"), subject to their fiduciary duties as directors of the Company and the general statutory standards applicable to any person serving as a director of a Connecticut corporation as required by Section 756 of the Connecticut Business Act. Assuming there is a Quorum at the Special Meeting, directors are elected by a plurality of the votes cast by the shareholders entitled to vote at the Special Meeting. Shareholders of the Company do not have cumulative voting rights.

     Set forth below are the name, age, present principal occupation and business experience for the past five years of each of the five SPX Nominees. This information has been furnished to SPX by the respective nominees. Each of the SPX Nominees has consented to serve as a director. Each of the SPX Nominees is a U.S. citizen except for Mr. O'Leary who is a dual citizen of the Irish Republic and the United Kingdom; none of them owns any Shares. None of the corporations referenced below is a parent or subsidiary of the Company.

James K. Ashford, 61        Mr.  Ashford  is currently  retired.  From
354 Rue de Caravelle        1993 through 1995 Mr.  Ashford  served  as
Naples, Florida 33963       the   President   and   CEO  of  AP  Parts
                            International  Inc.,  a   manufacturer  of
                            exhaust systems and aftermarket  products.
                            Mr. Ashford retired in 1991 as   President
                            and CEO of JI Case, a subsidiary of Tenneco, Inc., a worldwide manufacturing company.

John B. Blystone, 44        Since  1995,   Mr.   Blystone  has  served
700 Terrace Point Drive     as the Chairman, President and CEO of SPX.
Muskegon, MI 49443          From 1994 - 1995,  Mr. Blystone  served as
                            the President and CEO of General  Electric
                            Company's  Nuovo  Pignone   Division,   an
                            industrial  company,  and as the President
                            and  CEO  of  General  Electric  Company's
                            Europe  Power  Pole  Plus  division  of GE
                            Power Systems, an industrial company. From
                            1991 - 1994, Mr.  Blystone  served as Vice
                            President - General   Manager  of  the  GE
                            Superabrasives    division    of   General
                            Electric Company,  an industrial  company.
                            Mr. Blystone is a director of SPX and of Worthington Industries.

Christopher J. Kearney, 42 Since 1997, Mr. Kearney has served as 700 Terrace Point Drive the Vice-President, Secretary and General
Muskegon, MI 49443          Counsel  of  SPX.  From  1995 - 1997,  Mr.
                            Kearney   served   as  the   Senior   Vice
                            President,  Secretary and General  Counsel
                            of Grimes Aerospace Co., a manufacturer of
                            aircraft  lighting,   engine  systems  and
                            electronic systems.  From 1988 - 1995, Mr.
                            Kearney served as Division General Counsel
                            for   General   Electric    Company,    an
                            industrial company.

Patrick J. O'Leary, 40 Since 1996, Mr. O'Leary has served as 700 Terrace Point Drive Chief Financial Officer of SPX. From 1994
Muskegon, MI 49443          - 1996,  Mr. O'Leary  served  as the Chief
                            Financial  Officer  of  Carlisle  Plastics
                            Inc., a manufacturer of plastic consumer products. From 1988 - 1994 Mr. O'Leary was a Partner in the accounting firm, Deloitte
                            & Touche LLP.

Alan Schwartz, 57           Since 1987,  Mr.  Schwartz  has served  as
Yale Law School             Sterling Professor  of  Law  at  Yale  Law
127 Wall Street             School.   Mr. Schwartz  is  a  director of
New Haven, CT 06511         Cleveland Cliffs, Inc.


     Each SPX Nominee, other than the three executive officers of SPX, will receive $25,000 from SPX for his services as a nominee for election as a director of the Company, and, if elected, as a director of the Company, and each SPX Nominee will be reimbursed his reasonable out-of-pocket expenses incurred in the performance of his service as a nominee and, if elected, as a director of the Company. SPX has agreed to indemnify each SPX Nominee from and against any losses, claims, charges, liabilities, costs or expenses (including reasonable legal fees and expenses) arising out of any claim, action, suit or proceeding to which the SPX Nominee is or is threatened to be made a party (i) by reason of his being a nominee and a "participant in a solicitation" (as defined in the Securities Exchange Act of 1934) or
(ii) arising out of or in connection with his service as a Company director. SPX may, but is not obligated to, obtain insurance policies covering any portion of such indemnification.

     SPX does not expect that any of the SPX Nominees will be unable to stand for election if the Special Meeting is held, but, in the event that any vacancy in the slate of SPX Nominees should occur, SPX will name a substitute nominee. In addition, SPX reserves the right
(i) to nominate additional nominees to fill any director positions created by the Board of Directors of the Company prior to or at the Special Meeting and (ii) to nominate substitute or additional persons if the Company makes or announces any changes to its By-Laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the SPX Nominees.

     If the Special Meeting is called, shareholders of the Company will be furnished proxy materials relating to the foregoing proposals. These proxy materials will contain significantly more detailed information concerning the Proposed Business Combination, including relevant pro forma financial information.


                           DEMAND PROCEDURES
                           -----------------

     Under the Connecticut Business Act and the Company's By-Laws, a special meeting of the Company's shareholders may be called by one or more holders of Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting. According to the Company's By-Laws, each holder of Shares is entitled to one vote per Share held. According to a shareholder list provided to SPX by the Company, as of February 17, 1998, there were 63,248,939 Shares outstanding. Based on such number and the fact that SPX owns 1,150,150 Shares, Demands from holders of an aggregate of at least 20,986,979 Shares in addition to SPX will be required to call the Special Meeting. The By-Laws of the Company provide that, upon written request of the requisite holders, the President of the Company shall call a Special Meeting. Following receipt of the requisite Demands, SPX will deliver the Demands to the Secretary of the Company and request that officer forthwith to cause appropriate notice of the Special Meeting to be given to the Company's shareholders entitled thereto.

     Under the Connecticut Business Act, a company's by-laws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine, among other things, the shareholders entitled to demand a special meeting (the "Demand Record Date"). The Connecticut Business Act provides that, if not otherwise fixed by the by-laws or the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand. On February 17, 1998, SPX delivered its written Demand to the Secretary of the Company. Accordingly, SPX believes that the Demand Record Date is February 17, 1998.

     You may revoke a previously executed Demand at any time before the delivery of Demands from holders of Shares representing in the aggregate the requisite 35% vote to the Secretary of the Company by delivering a written notice of revocation to SPX, care of D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, New York 10005. Although such a revocation is also effective if delivered to the Secretary of the Company or to such other recipient as the Company may designate as its agent, SPX requests that either the original or photostatic copies of all revocations be mailed or faxed to SPX, care of D.F. King, so that SPX will be aware of all revocations and can more accurately determine if and when enough Demands have been received from requisite holders.


     Under the Connecticut Business Act, the Connecticut Superior Court may summarily order a special meeting to be held if notice of the special meeting is not given within 30 days after the date the demand is delivered to the corporation's secretary or if the special meeting is not held in accordance with the notice. Moreover, a corporation must notify shareholders of the date, time and place of the special meeting no fewer than ten nor more than 60 days before the meeting date. The Demands contain a request that the Special Meeting be scheduled 35 days after delivery of the Demands so as to provide shareholders the opportunity to vote on the Special Meeting proposals in a reasonably prompt timeframe.


     BY EXECUTING THE GOLD DEMAND CARD AND RETURNING IT TO SPX, YOU ARE NOT COMMITTING TO CAST ANY VOTE IN FAVOR OF OR AGAINST, NOR ARE YOU GRANTING ANY PROXY TO VOTE ON, ANY OF THE PROPOSALS TO BE BROUGHT BEFORE THE SPECIAL MEETING. MOREOVER, EXECUTION AND DELIVERY OF THE GOLD DEMAND CARD WILL NOT OBLIGATE YOU IN ANY WAY TO SELL YOUR SHARES PURSUANT TO THE EXCHANGE OFFER OR ANY OTHER OFFER.


                        SOLICITATION OF DEMANDS
                        -----------------------

     This solicitation of Demands is being made by SPX. Demands may be solicited by mail, facsimile, telephone, telegraph, the internet, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of SPX, none of whom will receive additional compensation for such solicitation.

     SPX has retained D.F. King for solicitation and advisory services in connection with this solicitation, for which D.F. King will receive a fee not to exceed $50,000, together with reimbursement for its reasonable out-of-pocket expenses. SPX has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under federal securities laws. D.F. King will solicit Demands from individuals, brokers, banks, bank nominees and other institutional holders. SPX is requesting banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. SPX will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.


     CIBC Oppenheimer is acting as financial advisor to SPX in connection with the Proposed Business Combination, and will act as Dealer Manager of the Exchange Offer, for which services SPX has paid a fee of $500,000 and has agreed to pay additional fees, up to a maximum of $8,500,000 in the aggregate (in addition to any fees which may be paid to it in connection with arranging or participating in the financing of the transaction), a substantial portion of which is contingent upon the consummation of the Proposed Business Combination. SPX has also agreed to reimburse CIBC Oppenheimer for its reasonable out-of-pocket expenses, including reasonable legal fees up to a specified maximum, and to indemnify CIBC Oppenheimer and certain related persons against certain liabilities and certain expenses in connection with its engagement, including certain liabilities under the federal securities laws. In connection with CIBC Oppenheimer's engagement as financial advisor, officers and employees of CIBC Oppenheimer may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of the Company for the purpose of assisting in the solicitation of Demands for the Special Meeting. In addition, CIBC
Oppenheimer, together with CIBC, has issued a "highly confident" letter regarding the financing of the Proposed Business Combination. See "The Proposed Business Combination, the Exchange Offer and the Merger - Financing Condition." CIBC Oppenheimer will not receive any fee for or in connection with such solicitation activities or for the issuance of such letter apart from the fees which it is otherwise entitled to receive as described above.


     The entire expense of soliciting Demands is being borne by SPX. SPX does not currently intend to seek reimbursement of the costs of this solicitation from the Company. Costs of this solicitation of Demands, including the fees referred to above, are expected to be approximately $2,000,000 (exclusive of costs represented by salaries and wages of regular officers and employees) of which approximately $1,150,000 have been incurred to date.


                        ADDITIONAL INFORMATION
                        ----------------------

     As of the date of this Solicitation Statement, SPX owns 1,150,150 Shares. For more detailed information regarding the directors and executive officers and other representatives of SPX and SPX's Share ownership, see Schedules I and II, respectively, to this Solicitation Statement.

     Schedule III to this Solicitation Statement contains an excerpt from the Company's Preliminary Revocation Solicitation Materials dated February 24, 1998 regarding Shares held by the Company's management and certain beneficial owners. The information concerning the Company contained in this Solicitation Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information, and SPX takes no responsibility for the accuracy or completeness thereof. SPX has not to date had access to the books and records of the Company.


             SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING
             ---------------------------------------------

     The Company's Proxy Statement dated November 14, 1997 for its 1997 Annual Meeting indicates that proposals of shareholders intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Secretary of the Company no later than July 17, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.




March 6, 1998                                          SPX CORPORATION




                              SCHEDULE I

  INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF SPX
                   AND OTHER REPRESENTATIVES OF SPX

     Set forth in the tables below are the present principal occupation or employment, and the name, principal business and address of any corporation or organization in which such employment is carried on, for (1) each of the directors and executive officers of SPX and
(2) certain employees and other representatives of SPX who may also solicit Demands from the shareholders of the Company. The principal business address of SPX is 700 Terrace Point Drive, Muskegon, Michigan 49443-3301. Unless otherwise indicated, the principal business address for each individual listed below is the address of his or her employer. Except as otherwise provided in this Solicitation Statement (including the Schedules hereto), neither SPX nor any of the other participants in this Solicitation, including the SPX Nominees detailed on Schedule II hereto, (i) directly or indirectly owns any Shares or any other securities of the Company, (ii) was in the past ten years convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (iii) was within the past year a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.


                           Directors of SPX
                           ----------------

                                             Present Principal
      Name                                Occupation or Employment
-----------------------   --------------------------------------------------
John B. Blystone              Chairman, President and Chief Executive Officer
                                                    SPX

J. Kermit Campbell                        Chief Executive Officer
                                              The Prince Group
                               Supply products and services to manufacturing
                                                   firms
                                              2721 Nelson Road
                                          Traverse City, MI 49686

Sarah R. Coffin                   Vice President, Specialty Group Manager
                                            H.B. Fuller Company
                               Manufacturer of adhesives, sealants, coatings
                                                 and paints
                                         1210 County Road "E" West
                                           Arden Hills, MN 55112

Frank A. Ehmann                                   Partner
                                       RCS Healthcare Partners, L.P.
                                           Leveraged buyout fund
                                            390 Sabal Palm Lane
                                            Vero Beach, FL 32963

Edward D. Hopkins                                 Retired

Charles E. Johnson II                         Private Investor
                                            474 E. Circle Drive
                                          North Muskegon, MI 49445

Ronald L. Kerber             Exec. Vice-President and Chief Technology Officer
                                           Whirlpool Corporation
                                   Manufacturer of major home appliances
                                                  2000 M63
                                        Benton Harbor, MI 49022-2692

Peter H. Merlin                                   Partner
                                         Gardner, Carton & Douglas
                                                  Law Firm
                                                Quaker Tower
                                           321 North Clark Street
                                           Chicago, IL 60610-4795

David P. Williams                  President and Chief Operating Officer
                                              The Budd Company
                                 Manufacturer of automobile and truck body
                                                 components
                                         3155 West Big Beaver Road
                                                  Box 2601
                                               Troy, MI 48084


          Executive Officers of SPX (Other than SPX Nominees)
          ---------------------------------------------------

                                             Present Principal
      Name                                Occupation or Employment
-----------------------   --------------------------------------------------
Drew T. Ladau                       Vice President, Business Development
                                                    SPX

Stephen A. Lison                      Vice President, Human Resources
                                                    SPX

Thomas J. Riordan                       President, Service Solutions
                                                    SPX


                         Other Representatives
                  of SPX Who May Also Solicit Demands
                  -----------------------------------

                                             Present Principal
      Name                                Occupation or Employment
-----------------------   --------------------------------------------------
Tina L. Betlejewski                  Manager, Corporate Communications
                                                    SPX

Charles A. Bowman                       Director, Corporate Finance
                                                    SPX

Kenneth C. Dow                              Corporate Controller
                                                    SPX

David M. Garrity                    Senior Analyst - Executive Director
                                     CIBC Oppenheimer Corp. - New York
                                          Investment Banking Firm
                                   One World Financial Center, 38th Floor
                                             New York, NY 10281

Roger C. Kahn                                Managing Director
                                     CIBC Oppenheimer Corp. - New York
                                          Investment Banking Firm
                                   One World Financial Center, 38th Floor
                                             New York, NY 10281

Jonathan B. Lamont                                Analyst
                                      CIBC Oppenheimer Corp. - Chicago
                                          Investment Banking Firm
                                       200 West Madison, Suite #2300
                                             Chicago, IL 60606

Stuart A. Taylor II                          Managing Director
                                      CIBC Oppenheimer Corp.- Chicago
                                          Investment Banking Firm
                                       200 West Madison, Suite #2300
                                             Chicago, IL 60606

J. Michael Whitted                                Director
                                      CIBC Oppenheimer Corp. - Chicago
                                          Investment Banking Firm
                                       200 West Madison, Suite #2300
                                             Chicago, IL 60606


     CIBC Oppenheimer Corp. does not admit or deny that any of its directors, officers or employees is a "participant" as defined in
Schedule 14A promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or that such
Schedule 14A requires the disclosure of certain information concerning such persons.


     In the normal course of its business, CIBC Oppenheimer regularly buys and sells Shares for its own account and for the accounts of its customers, which transactions may result from time to time in CIBC Oppenheimer and its associates having a net "long" or net "short" position in Shares or option contracts with other derivatives in or relating to Shares. As of March 5, 1998, CIBC Oppenheimer had no positions in Shares.



                              SCHEDULE II
                          SHARES HELD BY SPX

                                                  Daily-Weighted
                             Number of               Average
   Transaction Date       Shares Acquired        Price per Share
   ----------------       ---------------        ---------------
       12/18/97                 54,000               35.4877

       12/19/97                114,000               34.9047

       12/22/97                240,000               36.0210

       12/23/97                  8,000               35.7500

       01/05/98                 20,000               36.8191

       01/06/98                 33,800               37.1444

       02/06/98                 76,200               37.1443

       02/09/98                160,700               37.8080

       02/10/98                  7,400               38.9730

       02/11/98                146,500               38.4826

       02/12/98                 87,250               38.8041

       02/13/98                202,300               38.9359
                              --------

        TOTAL                1,150,150



Funds used by SPX to purchase the Shares were drawn from SPX's existing revolving credit facility.



                             SCHEDULE III
                    SHARE OWNERSHIP OF THE COMPANY
                MANAGEMENT OF CERTAIN BENEFICIAL OWNERS

     The following is an excerpt from the Company's Preliminary Revocation Solicitation Materials dated February 24, 1998. Although SPX does not have any knowledge that would indicate that any information contained in such excerpt is inaccurate or incomplete, SPX does not take any responsibility for the accuracy or completeness of such information.

     "The following shareholders are beneficial owners of more than five percent (5%) of the shares of Common Stock as of _____ __, 1998. The Company has no other class of equity security outstanding:

     The following table sets forth information as to the only persons known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock:

                       Certain Beneficial Owners
                       -------------------------

     Name and Address        Amount and Nature of       Percentage of Class
   of Beneficial Owner       Beneficial Ownership        Beneficially Owned
   -------------------       --------------------        ------------------
Scudder Kemper                   4,579,317 (1)                _____ %
Investments, Inc.
Two International Place
Boston, MA 02110-4103

McKay-Shields Financial          4,349,380 (2)                _____ %
Corporation Investment
Advisors
9 West 57th Street
New York, NY 10019


The Capital Group                3,582,400 (3)                _____ %
Companies, Inc.
333 South Hope Street
Los Angeles, California
90071


--------

     (1) Scudder Kemper Investments, Inc., has sole voting power with respect to 969,650 shares, shares voting power with respect to 3,358,544, sole dispositive power with respect to 4,549,973 and shares dispositive power with respect to 29,344 shares as reported on
Schedule 13G filed with the Securities and Exchange Commission on February 12, 1998.

     (2) McKay-Shields Financial Corporation, Investment Advisors, has shared voting and shared dispositive power with respect to 4,349,380 shares as reported on Schedule 13F filed with the Securities and Exchange Commission on February 13, 1998.

     (3) The Capital Group Companies, Inc., through its wholly-owned subsidiaries, including Capital Research and Management Company (acting as an investment advisor), has sole voting power with respect to 491,400 shares and sole dispositive power with respect to 3,582,400 as reported on Schedule 13G filed with the Securities and Exchange Commission on February 10, 1998.

     The following table sets forth information with respect to beneficial ownership as of _______ __, 1998 by the Company's current directors, the Company's "named executive officers" for 1997 fiscal year, the Company's chief executive officer, the Company's "named executive officers" for the 1998 fiscal year and by all directors and current executive officers as a group, together with the percentage of the outstanding shares of Common Stock which such ownership represents. Unless otherwise indicated, the beneficial ownership consists of sole voting and investment power with respect to the shares indicated, except to the extent that authority is shared by spouses under applicable law.

                       Directors and Executive Officers

     Name and Address        Amount and Nature of       Percentage of Class
   of Beneficial Owner       Beneficial Ownership        Beneficially Owned
   -------------------       --------------------        ------------------
John F. Creamer, Jr.            21,750 shares                    *
Richard E. Dauch                 1,142 shares                    *
Milton P. DeVane                13,600 shares                    *
John E. Echlin, Jr. (1)        634,392 shares                  1.00%
Donald C. Jensen (2)             9,050 shares                    *
Trevor O. Jones (3)            118,350 shares                    *
Jon P. Leckerling (4)           34,589 shares                    *
Milton J. Makoski (5)           41,395 shares                    *
Larry W. McCurdy (6)           108,000 shares                    *
William P. Nusbaum               3,000 shares                    *
Joseph A. Onorato (7)           40,880 shares                    *
Jerome G. Rivard                 6,800 shares                    *
Edward D. Toole (8)             27,264 shares                    *

--------

     *Less than 1 percent of class

     (1) Includes 125,200 shares held in an irrevocable charitable foundation of which Mr. Echlin is a trustee with shared voting rights over such shares and 61,907 shares owned by Mrs. John E. Echlin, Jr.

     (2) Shares held indirectly by the Donald C. Jensen Revocable Living Trust dated September 6, 1990.

     (3) Includes 100,000 shares exerciseable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan.

     (4) Includes 29,029 shares either exercisable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Leckerling's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     (5) Includes 35,045 shares either exercisable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Makoski's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.


     (6) Includes 100,000 shares either exerciseable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan.


     (7) Includes 32,780 shares either exercisable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Onorato's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     (8) Includes 22,914 shares either exercisable currently or within 60 days of _____, 1998 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Toole's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     As of November 5, 1997, the directors and twelve executive officers of the Company (including the Named Executive Officers other than Mr. Mancheski who is neither a director nor executive officer of the Company ) as a group owned beneficially 999,929 shares of Common Stock or 1.58 percent thereof. Such shares include 278,770 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan and the Echlin Inc. 1996 Non-Executive Director Stock Option Plan or, with respect to officers of the Company, held in their respective accounts in the Echlin Incentive Savings and Investment Plan as of August 31, 1997."


                               IMPORTANT

     Your action is important. No matter how many Shares you own, please join SPX in demanding that the Special Meeting be called and held by:

     1.   SIGNING the enclosed GOLD DEMAND CARD,

     2.   DATING the enclosed GOLD DEMAND CARD, and

     3. MAILING the enclosed GOLD DEMAND CARD TODAY in the envelope provided (no postage is required if mailed in the United States).

     If you hold your Shares in the name of one or more brokerage firms, banks, nominees or other institution, only they can exercise the right with respect to your Shares to make a written demand that the Special Meeting be called and held, and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly sign and date the GOLD DEMAND CARD and mail it in the envelope provided by your broker, bank or other nominee so that they can exercise the right to make a Demand on your behalf.

     If you have any questions or require any additional information concerning this Solicitation Statement, please contact D.F. King at the address set forth below.


                         D.F. King & Co., Inc.
                            77 Water Street
                       New York, New York 10005
                     Call Toll Free (800) 758-5378
            Banks and Brokers Call (212) 269-5550 (Collect)




                   DEMAND TO CALL A SPECIAL MEETING
                            OF SHAREHOLDERS
                                  OF
                              ECHLIN INC.

            THIS REVOCABLE DEMAND AND REQUEST IS SOLICITED
                                  BY
                            SPX CORPORATION



     To the President and Secretary of Echlin Inc.:


     The undersigned is a shareholder of common stock, par value $1.00 per share (the "Shares"), of Echlin Inc., a Connecticut corporation (the "Company"). Pursuant to Article I, Section 3 of the Company's By-Laws and Section 696 of the Connecticut Business Corporation Act, the undersigned hereby requests and demands that the President of the Company call a special meeting of the shareholders of the Company (a "Special Meeting") for the purposes described below, fix the date, time and place of the Special Meeting and give notice of the Special Meeting (together with a description of the purposes for which the Special Meeting is being called) to shareholders of the Company entitled to vote thereat.


          A. To repeal any provision of the Company's By-Laws or amendments thereto adopted by the Company's Board of Directors or any Committee thereof subsequent to April 3, 1997 and prior to the effectiveness of the last of the proposals to be voted on at the Special Meeting.


          B. To consider and vote upon a proposal to remove all of the directors of the Company.


          C. To consider and vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five.


          D. To consider and vote upon a proposal to elect five persons nominated by SPX Corporation to the Board of Directors of the Company.

     The undersigned further requests that the Special Meeting be held 35 days after such date as the Company has received demands to call a Special Meeting for the purposes listed above from shareholders who, in the aggregate, hold at least 35% of the Company's outstanding Shares, unless such 35th day is not a business day in Connecticut, in which case it is requested that the Special Meeting be called for the first such business day after such 35th day.


     The undersigned hereby authorizes SPX Corporation or any agent thereof to collect and deliver this demand to the Company.


     This demand supersedes, and the undersigned hereby revokes, any earlier dated revocation which the undersigned may have submitted to SPX Corporation, the Company or any designee of either.



                                       Dated:________________  __, 1998





                                       _______________________________
                                       (Signature)


                                       _______________________________
                                       (Signature, if held jointly)

                                       Title: ________________________

                                       Please  sign  exactly  as  your
                                       Shares  are  registered.   When
                                       Shares   are   held  by   joint
                                       tenants, both should sign. When
                                       signing as an attorney-in-fact,
                                       executor,        administrator,
                                       trustee or guardian,  give full
                                       title    as    such.    If    a
                                       corporation,   sign   in   full
                                       corporate  name by president or
                                       other authorized  officer. If a
                                       partnership,       sign      in
                                       partnership  name by authorized
                                       person.    This   demand   will
                                       represent  all  Shares  held in
                                       all capacities.


PLEASE SIGN, DATE AND MAIL IN THE ENCLOSED ENVELOPE PROMPTLY.